Proxy Statement Pursuant to Section 14(a) of the
     Securities Exchange Act of 1934 (Amendment No. ___)


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]   Preliminary Proxy Statement
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ] Soliciting Material Pursuant to (section mark) 240.14a-11(c) or (section mark) 240.14a-12

             First Citizens Bancorporation of South Carolina, Inc.
              (Name of Registrant as Specified In Its Charter)

             First Citizens Bancorporation of South Carolina, Inc.
                   (Name of Person(s) Filing Proxy Statement)

     Payment of Filing Fees (Check the appropriate box):

[X]   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)    Title of each class of securities to which transaction applies:



      2)    Aggregate number of securities to which transaction applies:



      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*



      4)    Proposed maximum aggregate value of transaction:



            *Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

                       FIRST CITIZENS BANCORPORATION
                          OF SOUTH CAROLINA, INC.

                              1230 Main Street
                             Post Office Box 29
                      Columbia, South Carolina  29202




                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS



                         To Be Held April 26, 1995


     NOTICE is hereby given that the Annual Meeting of Shareholders of First Citizens Bancorporation of South Carolina, Inc. will be held in the Board Room on the third floor of the First Citizens Banking Center of First-Citizens Bank and Trust Company of South Carolina, at the corner of Washington and Park Streets, Columbia, South Carolina, on Wednesday, April 26, 1995, at 2:00 p.m., for the following purposes:

     (1) To consider a proposal to fix the number of directors to be elected at 26;

     (2)  To elect 26 directors for terms of one year; and,

     (3) To transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on March 10, 1995, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

     SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. TO ENSURE THE PRESENCE OF A QUORUM, ALL SHAREHOLDERS, EVEN THOUGH THEY PLAN TO ATTEND, ARE REQUESTED TO COMPLETE, SIGN, AND DATE THE ACCOMPANYING PROXY AND PROMPTLY RETURN IT IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. THE GIVING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE IT AND VOTE IN PERSON SHOULD YOU ATTEND THE MEETING.

                              By Order of the Board of Directors



                              E. W. Wells, Secretary





March 24, 1995

                            FIRST CITIZENS BANCORPORATION
                               OF SOUTH CAROLINA, INC.

                                   1230 Main Street
                                  Post Office Box 29
                           Columbia, South Carolina  29202
                            Mailing Date:  March 24, 1995

                                  _________________

                                    PROXY STATEMENT
                                  _________________

                              Annual Meeting of Shareholders
                                 To Be Held April 26, 1995

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Citizens Bancorporation of South Carolina, Inc. ("Bancorp") for the Annual Meeting of Shareholders to be held in the Board Room on the third floor of the First Citizens Banking Center of First-Citizens Bank and Trust Company of South Carolina (the "Bank"), at the corner of Washington and Park Streets, Columbia, South Carolina, on Wednesday, April 26, 1995, at 2:00 p.m., or any adjournments thereof.

      Any shareholder who executes the form of proxy accompanying this Proxy Statement has the right to revoke it at any time before it is exercised by delivering, directly or by mail, to E. W. Wells, Secretary of Bancorp, at Post Office Box 29, 1230 Main Street, Columbia, South Carolina 29202, either an instrument revoking the proxy or a duly executed proxy bearing a later date, or by attending the Annual Meeting and asserting the right to vote in person. Proxies in the accompanying form, properly executed, duly returned to Bancorp management and not revoked, will be voted in accordance with the instructions contained in the proxy. If no instructions are given, the proxy will be voted FOR fixing the number of directors at 26 and FOR the election, as directors, of each of the nominees named herein. On such other business as may properly come before the meeting, the proxyholders will be authorized to vote in accordance with their best judgment. In the event any nominee named herein becomes unavailable for election, the proxies may be voted in favor of such substitute nominee, if any, as the proxyholders may designate.

      In addition to solicitation by mail, proxies may be solicited without additional compensation by regular employees of the Bank, the principal subsidiary of Bancorp, by personal interview, telephone or telegraph. Bancorp will bear the expenses of such solicitation.

                               VOTING SECURITIES

      As of  March 1, 1995, Bancorp  had outstanding 960,420 shares  of voting
stock consisting of:  (a)   892,813 shares of  $5 par value common stock;  (b)
52,336 shares of $50 par value preferred stock, which includes 8,305 shares of Series A, 11,810 shares of Series B, and 32,221 shares of Series F; (c) 6,794 shares of $20 par value preferred stock, Series C; and, (d) 8,477 shares of no
par value preferred  stock, Series G.   Under applicable  South Carolina  law,
shares of Series A, Series B and Series F are considered to constitute a single class of preferred stock ("$50 par preferred stock"); shares of Series C are considered to constitute a separate class of preferred stock ("$20 par preferred stock"); and shares of Series G are considered to constitute a separate class of preferred stock ("no par preferred stock"). Each outstanding share of such common and preferred stock is entitled to one vote, without distinction as to class or series, unless class voting of such shares is required by law. Class voting rights do not apply to either of the proposals to be considered at the Annual Meeting.

                    RECORD DATE; VOTE REQUIRED FOR APPROVAL

      Only shareholders of record on March 10, 1995, will be eligible to receive notice of and to vote at the Annual Meeting.

      In the election of directors, the 26 nominees receiving the highest number of votes shall be elected as directors, and each share will be entitled to one vote for each director to be elected. However, any shareholder will be entitled to cumulate his or her votes by giving one candidate a number of votes equal to the number of directors to be elected and for whose election such shareholder has a right to vote multiplied by the number of such shareholder's shares, or by distributing such votes on the same principle among any number of such candidates. A shareholder who intends to cumulate his votes shall either (i) give written notice of his intention to the President or other officer of the corporation not less than 48 hours before the time fixed for the meeting, which notice must be announced in the meeting before the voting, or (ii) announce his intention in the meeting before the voting for directors commences; and all shareholders entitled to vote at the meeting shall, without further notice, be entitled to cumulate their votes. If cumulative voting is to be used, persons presiding may (or if requested by any shareholder, shall) recess the meeting for a reasonable time to allow deliberation by shareholders, not to exceed two hours. Included in this solicitation of proxies is the discretionary authority to the named proxyholders to vote cumulatively and, in the event of cumulative voting, proxyholders named by Bancorp or their appointed substitutes may, at their discretion, distribute their votes equally or unequally among the nominees set forth in this Proxy Statement and in a manner which would tend to elect the greatest number of such nominees (or any substitutes therefor) as the number of votes cast by them would permit.

      For Proposal 1 to be approved, the votes cast favoring the Proposal must exceed the votes cast against the Proposal.

      Abstentions and broker non-votes will have no effect in the voting at the Annual Meeting.

                    PRINCIPAL HOLDERS OF VOTING SECURITIES

      As of March 1, 1995, the following shareholders owned beneficially in excess of 5% of a class of Bancorp's outstanding voting securities:

                                         Amount and                  Percentage
                                         Nature of                       of
 Title          Name and Address         Beneficial     Percentage    Eligible
of Class       of Beneficial Owner      Ownership(2)     of Class        Vote




Common      George H. Broadrick(1)          87,705(3)         9.82%       9.13%
            Charlotte, NC

            Frank B. Holding(1)            368,346(4)        41.26%      38.35%
            Smithfield, NC

            Lewis R. Holding               172,271(5)        19.30%      17.94%
            Lyford Cay, Bahamas

                                         Amount and                  Percentage
                                         Nature of                       of
 Title          Name and Address         Beneficial     Percentage    Eligible
of Class       of Beneficial Owner      Ownership(2)     of Class        Vote



$50 Par     Pearl S. Arant                   3,479            6.65%        .36%
Preferred   Pageland, SC

            Gladys W. Griggs                 4,630            8.85%        .48%
            Pageland, SC

            Frank B. Holding(1)              3,436(6)         6.57%        .36%
            Smithfield, NC

            E. W. Wells                      3,116(7)         5.95%        .32%
            Columbia, SC

$20 Par     E. Hite Miller, Sr.(1)             360(8)         5.30%        .04%
Preferred   Columbia, SC

            Carolina Bonded Storage Co.        462            6.80%        .05%
            Columbia, SC

            Jay C. Case                        439            6.37%        .05%
            Columbia, SC

            Frank B. Holding(1)              2,648(9)        38.98%        .28%
            Smithfield, NC

No Par      Frank B. Holding(1)              6,107(10)       72.04%        .64%
Preferred   Smithfield, NC


 (1)  A director of Bancorp.

 (2) Except as otherwise stated in the footnotes following this table, the shares shown as beneficially owned are, to the best of Bancorp management's knowledge, owned of record by the persons or entities named and such persons or entities exercise sole voting and investment power with respect to those shares.

 (3) George H. Broadrick has sole voting and investment power as to 118 shares held on his own behalf, 26,023 shares held by him as trustee for the benefit of Caroline R. Holding, and 25,522 shares held by him as trustee for the benefit of Carmen P. Holding, who also is a director of Bancorp; such 25,522 shares also are included in the beneficial ownership shown for Ms. Holding in the section of this proxy statement entitled "OWNERSHIP OF SECURITIES BY MANAGEMENT." Mr. Broadrick exercises shared voting and investment power as to 36,042 shares held by First Citizens BancShares, Inc., Raleigh, N.C., which shares, for beneficial ownership purposes, are deemed controlled by him; such shares also are included in the beneficial ownership shown above for Lewis R. Holding and Frank B. Holding.


 (4) Frank B. Holding has sole voting and investment power as to 148,219 shares held on his own behalf. He disclaims beneficial ownership as to 125,939 shares held by his wife, adult son, daughters and daughter-in-law, and 2,100 shares held in a fiduciary capacity in a nominee name by the Trust Department of First-Citizens Bank & Trust Company, Raleigh, N.C., for the benefit of his adult son and daughters, all of which shares are included above. He exercises shared voting and investment power as to shares held by the following corporations and other entities which, for beneficial ownership purposes, are deemed controlled by Mr. Holding: First Citizens BancShares, Inc., Raleigh, N.C. (36,042 shares); Yadkin Valley Company (35,000 shares); Southern BancShares (N.C.), Inc. (8,694 shares); Twin States Farming, Inc. (709 shares); and in a nominee name by the Trust

      Department of First-Citizens Bank and Trust Company of South Carolina (11,643 shares held in a fiduciary capacity for various third parties). Included in Frank B. Holding's beneficial ownership are 71,042 shares also included in the beneficial ownership shown for his brother, Lewis R. Holding, of which 36,042 shares also are included in the beneficial ownership of George H. Broadrick.

 (5) Lewis R. Holding exercises sole voting and investment power as to 92,284 shares held on his own behalf. He disclaims beneficial ownership as to 8,845 shares owned by his wife and 100 shares owned by an adult daughter, which shares are included above. He exercises shared voting and investment power as to 71,042 shares held by the following corporations which, for beneficial ownership purposes, are deemed controlled by Mr. Holding: Yadkin Valley Company (35,000 shares) and First Citizens BancShares, Inc., Raleigh, N.C. (36,042 shares). Included in Lewis R. Holding's beneficial ownership are 71,042 shares also included in the beneficial ownership shown for his brother, Frank B. Holding, of which 36,042 shares also are included in the beneficial ownership of George H. Broadrick.

 (6) Frank B. Holding does not hold of record any shares of $50 par preferred stock and disclaims beneficial ownership as to 3,436 shares shown above and owned by his wife and adult son and daughters.

 (7) E. W. Wells exercises sole voting and investment power as to 2,045 shares of $50 par preferred stock held on his own behalf and shared voting and investment power as to 1,071 shares of $50 par preferred stock held by his wife and children.

 (8) E. Hite Miller, Sr. exercises shared voting and investment power as to 360 shares of $20 par preferred stock held for third parties in a fiduciary capacity in a nominee name by the Trust Department of First-Citizens Bank and Trust Company of South Carolina, which corporation is deemed controlled, for beneficial ownership purposes, by Mr. Miller, which 360 shares also are included in the beneficial ownership of Frank B. Holding.

 (9) Frank B. Holding does not hold of record any shares of $20 par preferred stock and disclaims beneficial ownership as to 2,268 shares included above and held by his wife and adult son and daughters. He exercises shared voting and investment power as to 380 shares held by corporations or other entities which are deemed controlled by Mr. Holding for beneficial ownership purposes: in a fiduciary capacity in a nominee name by the Trust Department of First-Citizens Bank & Trust Company, Raleigh, N.C. (20 shares held for a third party) and in a fiduciary capacity in a nominee name by the Trust Department of First-Citizens Bank and Trust Company of South Carolina (360 shares held for third parties), which 360 shares also are included in the beneficial ownership of E. Hite Miller, Sr.

(10) Frank B. Holding does not hold of record any shares of no par preferred stock and disclaims beneficial ownership as to 6,107 shares of such stock shown above and held by his adult son and daughters, their spouses, and a trust of which an adult daughter is trustee.

                     OWNERSHIP OF SECURITIES BY MANAGEMENT

      As of March 1, 1995, the beneficial ownership of Bancorp's outstanding voting and non-voting securities by its directors, certain executive officers named below in the Summary Compensation Table, and by all directors and executive officers of Bancorp and the Bank as a group, was as follows:

                                          Amount and                 Percentage
                                          Nature of                  of
 Title                                    Beneficial    Percentage   Eligible
of Class     Name of Beneficial Owner     Ownership*     of Class     Vote

Common       Jim B. Apple                      150           .02%         .02%

             Richard W. Blackmon             3,453(1)        .39%         .36%

             George H. Broadrick            87,705(2)       9.82%        9.13%

             T. E. Brogdon                     100           .01%         .01%

             William M. Faulkner, Jr.          100           .01%         .01%

             Laurens W. Floyd                  644(3)        .07%         .07%

             Charles S. Haltiwanger            303           .03%         .03%

             William E. Hancock, III         3,768(4)        .42%         .40%

             T. J. Harrelson                12,273(5)       1.37%        1.28%

             Robert B. Haynes               38,138(6)       4.27%        3.97%

             Wycliffe E. Haynes             38,243(7)       4.28%        3.98%

             Albert R. Heyward, II             300           .03%         .03%

             Carmen P. Holding              25,622(8)       2.87%        2.67%

             Frank B. Holding              368,346(9)      41.26%       38.35%

             Thomas W. Lane                    278           .03%         .03%

             Russell A. McCoy, Jr.             173(10)       .02%         .02%

             E. Hite Miller, Sr.            11,873(11)      1.33%        1.24%

             N. Welch Morrisette, Jr.          118           .01%         .01%

             E. Perry Palmer                   800           .09%         .08%

             J. William Pitts, Sr.           2,343(12)       .26%         .24%

             Bruce L. Plyler                 2,155           .24%         .22%

             L. H. Rowell                      911           .10%         .09%

             William E. Sellars             38,198(13)      4.28%        3.98%

             Henry F. Sherrill               3,091(14)       .35%         .32%

             J. A. Stanley                     300           .03%         .03%

Non-Voting   Frank B. Holding               24,437(16)     46.35%          --
Common(15)

$50 Par      Frank B. Holding                3,436(17)      6.57%         .36%
Preferred
             Dan H. Jordan                     367           .70%         .04%

                                         Amount and                 Percentage
                                         Nature of                  of
 Title                                   Beneficial    Percentage   Eligible
of Class    Name of Beneficial Owner     Ownership*     of Class     Vote


$20 Par     Jay C. Case                       439          6.46%         .05%
Preferred
            E. Hite Miller, Sr.               360(18)      5.30%         .04%

            Frank B. Holding                2,648(19)     38.98%         .28%

No Par      Frank B. Holding                6,107(20)     72.04%         .64%
Preferred

Non-Voting  Frank B. Holding                  377(21)     71.81%          --
Preferred
  (15)

Common      All directors and             489,782         54.86%       51.00%
            executive officers as
            a group (33 persons)

Non-Voting  All directors and              24,437         46.35%          --
Common      executive officers as
 (15)       a group (33 persons)

$50 Par     All directors and               7,177         13.71%         .75%
Preferred   executive officers as
            a group (33 persons)

$20 Par     All directors and               3,096         45.57%         .32%
Preferred   executive officers as
            a group (33 persons)

No Par      All directors and               6,338         74.77%         .66%
Preferred   executive officers as
            a group (33 persons)

Non-Voting  All directors and                 377         71.81%          --
Preferred   executive officers as
 (15)       a group (33 persons)
 ______________

   * Except as otherwise stated in the footnotes following this table, shares shown as beneficially owned are, to the best of Bancorp's management's knowledge, owned of record by the persons named and such persons exercise sole voting and investment power with respect to those shares.


   (1) Richard W. Blackmon exercises sole voting and investment power as to 3,006 shares held on his own behalf. He disclaims beneficial ownership as to 447 shares held by his wife.

   (2) For a description of the beneficial ownership of common stock by George H. Broadrick, see footnote (3) of the section of this Proxy Statement entitled "PRINCIPAL HOLDERS OF VOTING SECURITIES."

   (3) Laurens W. Floyd exercises sole voting and investment power as to 592 shares held on his own behalf. He disclaims beneficial ownership as to 52 shares included above and held by his wife.

   (4) William E. Hancock, III exercises sole voting and investment power as to 194 shares held on his own behalf and as to 738 shares held by him as Trustee for the benefit of his children. He exercises shared voting and investment power as to shares held by Hancock Buick, Inc. (110 shares) and Hancock Investments

(2,726 shares), which entities are deemed controlled by Mr. Hancock for beneficial ownership purposes.

   (5) T. J. Harrelson exercises sole voting and investment power as to 682 shares held on his own behalf and exercises shared voting and investment power as to 11,591 shares held of record by his wife, adult children and their spouses.

   (6) Robert B. Haynes exercises sole voting and investment power as to 140 shares held on his own behalf. He exercises shared voting and investment power as to 37,998 shares held by C. W. Haynes and Company, Inc., of which he is Vice President and Secretary, which shares also are included in the beneficial ownership of Wycliffe E. Haynes and William E. Sellars.

   (7) Wycliffe E. Haynes exercises sole voting and investment power as to 136 shares held on his own behalf. He disclaims beneficial ownership as to 109 shares included above and held by his spouse. He exercises shared voting and investment power as to 37,998 shares held by C. W. Haynes and Company, Inc., of which he is Vice President, which shares also are included in the beneficial ownership of Robert B. Haynes and William E. Sellars.

   (8) Carmen P. Holding exercises sole voting and investment power as to 100 shares held on her own behalf. She disclaims voting and investment power as to 25,522 shares included above, which are held in an irrevocable trust for her benefit by George H. Broadrick, sole trustee. Such 25,522 shares also are included in the beneficial ownership of Mr. Broadrick.

   (9) For a description of the beneficial ownership of common stock by Frank B. Holding, see footnote (4) of the section of this Proxy Statement entitled "PRINCIPAL HOLDERS OF VOTING SECURITIES."

   (10) Russell A. McCoy, Jr. exercises sole voting and investment power as to 100 shares held on his own behalf and disclaims beneficial ownership as to 73 shares held by his wife and included above.

   (11) E. Hite Miller, Sr. exercises sole voting and investment power as to 230 shares held on his own behalf. He exercises shared voting and investment power as to 11,643 shares held in a fiduciary capacity in a nominee name by the Trust Department of First-Citizens Bank and Trust Company of South Carolina, which corporation is deemed controlled, for beneficial ownership purposes, by Mr. Miller; such 11,643 shares also are included in the beneficial ownership of Frank
B. Holding, and 1,000 of such shares also are included in the beneficial ownership of J. William Pitts, Sr.

   (12)     J. William  Pitts, Sr. exercises sole voting and investment
power as to 100 shares  held on his own behalf.   He exercises shared
voting and investment power as to 1,243 shares held by his wife and 1,000 shares held in a nominee name by the Trust Department of First-Citizens Bank and Trust Company of South Carolina in a trust for the benefit of his son, which 1,000 shares also are included in the beneficial ownership of E. Hite Miller, Sr. and Frank B. Holding, each of whom is deemed a control person of the Bank for beneficial ownership purposes.

   (13)     William E. Sellars exercises  sole voting  and investment
power  as to  200 shares  held on his own behalf.   He exercises shared
voting and investment power as to 37,998 shares held by C. W. Haynes and Company, Inc., of which he is President, which shares also are included in the beneficial ownership of Robert B. Haynes and Wycliffe E. Haynes.

   (14) Henry F. Sherrill exercises sole voting and investment power as to 1,000 shares held on his own behalf and disclaims beneficial ownership as to 2,091 shares held by his wife and included above.

   (15)     Bancorp has outstanding  52,720 shares  of $5 par
non-voting common stock ("non-voting common stock") and 525 shares of $200 par Series E preferred stock ("non-voting preferred stock"). Holders of shares of non-voting preferred stock have no right to vote except as required by law, unless dividends are in arrears on such series, and then the holders may cast one vote per share in the election of directors. The holders of non-voting common and preferred stock have no right to vote as a class, except when class voting is required by law, and are not entitled to vote on any Proposals to be considered at this Annual Meeting.

   (16) The shares of non-voting common stock shown as beneficially owned by Frank B. Holding are owned by The Robert P. Holding Foundation, Inc., a charitable foundation of which Mr. Holding is a director (18,806 shares) and by Yadkin Valley Company (5,631 shares), which corporation is deemed
controlled, for  beneficial ownership  purposes, by  Mr. Holding.   If such
shares were entitled to vote as described in the preceding footnote, Mr. Holding would exercise shared voting power as to such shares.

   (17) For a description of the beneficial ownership of $50 par preferred stock by Frank B. Holding, see footnote (6) of the section of this Proxy Statement entitled "PRINCIPAL HOLDERS OF VOTING
SECURITIES."

   (18) For a description of the beneficial ownership of $20 par preferred stock by E. Hite Miller, Sr., see footnote (8) of the section of this Proxy Statement entitled "PRINCIPAL HOLDERS OF VOTING SECURITIES."

   (19) For a description of the beneficial ownership of $20 par preferred stock by Frank B. Holding, see footnote (9) of the section of this Proxy Statement entitled "PRINCIPAL HOLDERS OF VOTING SECURITIES."


   (20) For a description of the beneficial ownership of no par preferred stock by Frank B. Holding, see footnote (10) of the section of this Proxy Statement entitled "PRINCIPAL HOLDERS OF VOTING
SECURITIES."

   (21) Frank B. Holding does not hold of record any shares of non-voting preferred stock and disclaims beneficial ownership as to 377 shares shown above and held by his adult daughters and their spouses.

                   Required Reports of Beneficial Ownership

    Bancorp's directors and executive officers are required to file certain reports with the Securities and Exchange Commission regarding the amount of and changes in their beneficial ownership of Bancorp's
common  and preferred stock.   Based on its review  of  copies  of those
reports, Bancorp's proxy materials are required to disclose failures to report shares beneficially owned or changes in such beneficial ownership or to timely file required reports. It has come to Bancorp's attention that Director Hancock inadvertently failed to timely report gifts of an aggregate of 738 shares in trust for the benefit of his children. The required report has now been filed.


                  PROPOSAL 1:  FIXING THE NUMBER OF DIRECTORS

   The Bylaws of Bancorp provide that the Board shall consist of not
less than seven nor more  than 34  directors.   Currently,  there are
26  directors and  management proposes that the number of directors to
be elected at the Annual Meeting be  set at 26.   Pursuant to the
Bylaws and in accordance with South Carolina law, during the interim between Annual Meetings the Board of Directors may increase the number of directorships within the range set forth above and may elect additional directors to fill vacancies created by any such increase.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE THEIR SHARES IN
         FAVOR OF FIXING THE NUMBER OF DIRECTORS TO BE ELECTED AT 26.

                      PROPOSAL 2:  ELECTION OF DIRECTORS

   The persons listed below have been nominated for election at the Annual Meeting as directors of Bancorp for terms of one year or until their resignation, retirement, death, removal or disqualification, or until their respective successors have been duly
elected and  qualified.   Each nominee  is presently a  director of
Bancorp and the Bank and has served continuously since originally elected to the Board of Directors in the year indicated below. Bancorp was formed in 1982 to be the holding company of the Bank (which was chartered in 1970) and service prior to 1970 of several directors on the Boards of various merging banks or predecessors of the Bank is not shown below. Management's 26 nominees are as follows:

                                                  Year In
                            Positions With        Which    Principal Occupation and
Name, Address               Bancorp               First    Business Experience For
and Age                     and Bank              Elected  Past Five or More Years
Jim B. Apple                Director, President     1993   President and Chief Operating
Columbia, SC                and Chief Operating            Officer of Bancorp and Bank
42                          Officer; Member of             (formerly Executive Vice
                            Executive Committee            President); previously
                                                           President, Director and Chief
                                                           Executive Officer, Republic
                                                           National Bank, Columbia, SC

Richard W. Blackmon         Director; Member of     1970   Owner, Richard Blackmon
Lancaster, SC               Executive Committee            Construction Co.
80                                                         (construction and land
                                                           development)

George H. Broadrick         Director; Chairman      1972   Director, Consultant,
Charlotte, NC               of Audit and                   Chairman of the Executive
72                          Compensation                   Committee and retired
                            Committees                     President, First Citizens
                                                           BancShares, Inc. and
                                                           First-Citizens Bank & Trust
                                                           Company, Raleigh, NC

T. E. Brogdon (1)           Director;               1970   Consultant to Bank; retired
Lancaster, SC               Consultant                     banker
 62

William M. Faulkner, Jr.    Director;               1986   Consultant to Bank; retired
Sharon, SC                  Consultant                     banker
 74

Laurens W. Floyd            Director; Member        1988   President and Chief Executive
Dillon, SC                  of Audit Committee             Officer, Dillon Provision
 66                                                        Co., Inc. (wholesale meat
                                                           distributors)

Charles S. Haltiwanger      Director; Member        1970   Retired businessman
Columbia, SC                of Audit and
 77                         Compensation
                            Committees

William E. Hancock, III     Director                1976   President, Hancock Buick/BMW
Columbia, SC                                               Company (automobile dealer)
 49

T. J. Harrelson             Director                1970   Retired businessman
Columbia, SC
 81

                                      9



                                                  Year In
                            Positions With        Which    Principal Occupation and
Name, Address               Bancorp               First    Business Experience For
and Age                     and Bank              Elected  Past Five or More Years

Robert B. Haynes (2)        Director                1972   Vice President and Secretary,
Columbia, SC                                               C. W. Haynes and Company,
 49                                                        Inc. (mortgage banking and
                                                           real estate)

Wycliffe E. Haynes (2)      Director                1972   Vice President and Treasurer,
Columbia, SC                                               C. W. Haynes and Company,
 51                                                        Inc. (mortgage banking and
                                                           real estate)

Albert R. Heyward, II       Director                1970   Retired; Chairman of the
Columbia, SC                                               Board, W. B. Guimarin & Co.,
 81                                                        Inc. (mechanical contractors)

Carmen P. Holding (3)       Director                1992   Showroom salesperson,
Atlanta, GA                                                Scalamandre, Inc. (decorative
 26                                                        fabrics manufacturer and
                                                           wholesaler); former
                                                           management trainee/Trust
                                                           Department, First-Citizens
                                                           Bank & Trust Company,
                                                           Raleigh, NC

Frank B. Holding (3)        Vice Chairman of        1970   Executive Vice Chairman of
Smithfield, NC              the Board; Chairman            the Board (former Vice
 66                         of Executive                   Chairman), First Citizens
                            Committee                      BancShares, Inc. and
                                                           First-Citizens Bank & Trust
                                                           Company, Raleigh, NC; Vice
                                                           Chairman (former President),
                                                           Bancorp and Bank; Director,
                                                           Southern BancShares (N.C.),
                                                           Inc., Mount Olive, NC

Dan H. Jordan               Director                1970   Retired farmer and
Nichols, SC                                                businessman
 71
Thomas W. Lane              Director                1970   Retired realtor
Pawleys Island, SC
 78

Russell A. McCoy, Jr.       Director; Member        1970   Consultant, South Carolina
Columbia, SC                of Audit Committee             Department of Commerce
 83


E. Hite Miller, Sr.         Chairman of the         1980   Chairman of the Board and
Spartanburg, SC             Board and Chief                Chief Executive Officer
 69                         Executive Officer;             (formerly also President) of
                            Member of Executive            Bancorp and Bank; prior to
                            Committee                      that, Senior Vice President
                                                           and Regional Administrator of
                                                           Bank

N. Welch Morrisette, Jr.    Director                1970   Retired attorney
Columbia, SC
 73

E. Perry Palmer             Director                1993   President and Owner,
Columbia, SC                                               E. P. Palmer Corporation
 59                                                        (funeral service)



                                      10



                                                  Year In
                            Positions With        Which    Principal Occupation and
Name, Address               Bancorp               First    Business Experience For
and Age                     and Bank              Elected  Past Five or More Years

J. William Pitts, Sr.       Director                1970   Retired physician
Columbia, SC
 74

Bruce L. Plyler             Director                1970   Retired businessman
Lancaster, SC
 75

L. H. Rowell                Director                1970   Retired businessman
Bennettsville, SC
 81

William E. Sellars          Director; Member of     1970   President, C. W. Haynes and
Columbia, SC                Executive and                  Company, Inc. (mortgage
 70                         Compensation                   banking and real estate)
                            Committees

Henry F. Sherrill (4)       Director; Member of     1970   Attorney and Partner,
Columbia, SC                Executive Committee            Sherrill and Roof (formerly
 72                                                        an attorney with Sherrill &
                                                           Rogers, P.C.)

J. A. Stanley               Director; Member        1970   Retired banker; Secretary and
Lake View, SC               of Audit Committee             Treasurer, Carpostan
 78                                                        Industries, Inc.
                                                           (textile manufacturer)
 __________________________


(1) T. E. Brogdon has been nominated for election as a director pursuant to a retirement and consulting agreement entered into upon his retirement as an officer of the Bank and in which he agreed to continue serving as a director.

(2)   Robert B. Haynes and Wycliffe E. Haynes are brothers.

(3)   Carmen P. Holding is the niece of Frank B. Holding.

(4)   Henry F.  Sherrill  is an  attorney and  partner  with the  law firm of Sherrill and Roof, which has been retained as general
      counsel by Bancorp                                       13 and
      the Bank for 1995.  Prior to 1995, Mr. Sherrill was an attorney with the law firm of Sherrill  & Rogers, P.C., which was retained by Bancorp and the Bank as general counsel during 1994.

      THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE THEIR
SHARES IN FAVOR OF THE 26 NOMINEES LISTED ABOVE.

                                Directors' Fees

      Each director who is not an executive officer of Bancorp or the Bank receives $250 for attendance at each Board meeting and $100 for attendance at each meeting of a committee held on a day other than the date of a Board meeting.



                                      11


              Meetings and Committees of the Boards of Directors

      Bancorp's and the Bank's Boards of Directors held four meetings in 1994. All directors attended at least 75% of the aggregate number of meetings of the Boards of Directors and the committees on which they served.

      Each of  Bancorp's  directors also  serves as  a director  of the
Bank. Bancorp's and the Bank's Boards of Directors each has an Audit
Committee which is made up of the same members, and the Bank's Board of
Directors  has several standing  committees, including  a  Compensation
Committee.    Neither of  the Boards of Directors has a standing
Nominating Committee.

      The  Audit  Committee  consists   of  George H.  Broadrick  -
Chairman, Laurens W. Floyd,  Charles S. Haltiwanger,  Russell A. McCoy,
Jr. and  Jack A. Stanley.   The Bank's Audit Director  reports directly
to  the Audit Committee which oversees the continuous  audit program
conducted by the  Bank's internal audit  staff.   Subject  to  approval
of  the  Board of  Directors,  the Audit Committee engages a qualified firm of independent certified public accountants to conduct an annual audit of Bancorp's consolidated financial statements.  It receives written reports,  supplemented  by such  oral  reports as  it  deems necessary,  from  such  firm  and  reviews  non-audit  services proposed  by management to  be provided by the  accounting firm.  The
Audit Committee held four meetings during 1994.

      The membership of the  Compensation Committee of  the Bank is set
forth below.    As  further  described  below,  the  Compensation
Committee   makes recommendations  to the Board of Directors regarding the salaries of Bancorp's and the Bank's executive officers and  with respect to such other compensation matters as it deems appropriate.
During 1994, the Compensation Committee held one meeting.

          Compensation Committee Interlocks and Insider Participation

      The Compensation  Committee consists of George H.  Broadrick -
Chairman, Charles S. Haltiwanger and William E. Sellars. Mr. Sellars is an officer of C. W. Haynes and Company, Inc. ("C. W. Haynes"), which was reimbursed the amount of $2,675 per month by the Bank during 1994 for Mr. Sellars' management services to the Bank. It is expected that this reimbursement arrangement will continue in 1995 under substantially the same terms as applied during 1994; however, the amount of the Bank's monthly reimbursement to C. W. Haynes has been increased to $2,809 for 1995.

      Mr. Broadrick, a director of Bancorp and the Bank and the Chairman of the Compensation Committee, also is a director, Chairman of the Executive Committee and a member of the Cash Incentive Plan
Committee of First-Citizens Bank  & Trust  Company, Raleigh,  North
Carolina  ("FCB/NC"), and  its holding company, First Citizens
BancShares, Inc. Mr. Broadrick formerly was President of both such entities prior to his retirement in 1987 and continues to serve as a consultant to FCB/NC.

            Compensation Committee Report on Executive Compensation

      The Bank attempts to provide compensation at levels that will enable it to attract and retain qualified and motivated individuals as officers and employees. However, at the present time, annual salary is the only form of compensation paid to or for the benefit of executive officers (other than benefits under the Bank's 401(k) salary deferral plan and other customary employee benefit and welfare plans,


                                      12



including a defined benefit pension plan). The   Compensation  Committee
(the  "Committee")   administers  the   Bank's compensation  program
and  has   responsibility  for  matters  involving  the compensation of executive officers.

      For  1994, the  Committee  established  a  recommended salary  for each executive  officer  (including  the  chief  executive  officer)
based  on  an evaluation  of   that  officer's   individual  level  of
responsibility  and performance.   The Committee's recommendations were
reported to and subject to the  approval  of  the Board  of  Directors which  made  all final  decisions regarding the salaries of  executive officers.  The performance  of individual executive  officers  and  the
Bank's  financial  performance  generally  were considered by the
Committee and the  Board of Directors in connection with the setting  of salaries for  1994.  However,  the setting of  salaries largely is subjective and there  are no  specific formulae, objective  criteria or other such mechanism by  which adjustments  to each executive  officer's salary  are tied  empirically to  his individual  performance or  to the
Bank's financial performance.

      Mr. Miller is employed by the Bank pursuant to an employment agreement which provides that his salary will be increased annually by a percentage not less than the average percentage of increases granted to other officers of the Bank. For 1994, Mr. Miller's salary was increased to $155,000.

      Section 162(m) of the  Internal Revenue Code of 1986, as amended, limits the  deductibility  of annual  compensation in  excess  of
$1,000,000  paid to certain  executive  officers of  public
corporations.    As none  of Bancorp's executive  officers  receive
annual  compensation  approaching  that  amount, Bancorp's Board of
Directors has not  adopted a policy with respect to Section 162(m).

      Compensation Committee: George H. Broadrick, Chairman
                              Charles S. Haltiwanger
                              William E. Sellars


                                      13




                              Executive Officers

      The following persons have been designated as "executive officers" of Bancorp or the Bank by the appropriate Board of Directors. Each executive officer has served for the past five years in the capacities indicated, with the exceptions noted below:

           Name                       Age                 Position
 E. Hite Miller, Sr.                   69      Chairman of the Board and
                                               Chief Executive Officer of
                                               Bancorp and Bank since
                                               January 1993 (formerly also
                                               President from January 1993
                                               to April 1994); former Senior
                                               Vice President and Regional
                                               Administrator of Bank

 Frank B. Holding                      66      Vice Chairman since January,
                                               1993 (forner President) of
                                               Bancorp and Bank

 Jim B. Apple                          42      President and Chief Operating
                                               Officer of Bancorp and Bank
                                               since April 1994 (former
                                               Executive Vice President);
                                               prior to that, President and
                                               Chief Executive Officer of
                                               Republic National Bank,
                                               Columbia, SC

 Jay C. Case                           53      Treasurer and Chief Financial
                                               Officer of Bancorp and Bank;
                                               Senior Vice President and
                                               Controller of Bank; President
                                               and Treasurer, Wateree Life
                                               Insurance Company and Wateree
                                               Agency, Inc.

 E. W. Wells                           52      Secretary of Bancorp and
                                               Bank; Senior Vice President
                                               of Bank

 William K. Brumbach, Jr.              52      Senior Vice President and
                                               Trust Director of Bank

 Charles D. Cook                       51      Senior Vice President and
                                               Commercial Lending Director
                                               of Bank

 C. W. Jones                           61      Senior Vice President and
                                               Consumer Lending Director of
                                               Bank

 Janis B. Summers                      44      President, First Citizens
                                               Mortgage Corporation of SC
                                               since November 1992 (formerly
                                               Executive Vice President);
                                               Senior Vice President of Bank
                                               since April 1994

 Mike E. Toole                         41      Audit Director of Bank since
                                               October 1993 (previously
                                               Internal Auditor)


                                      14


                            Executive Compensation

      The following table shows, for 1994, 1993 and 1992, the cash and certain other compensation paid to or received or deferred by each of the three most highly compensated executive officers of Bancorp and the Bank in all capacities in which they served.

                          SUMMARY COMPENSATION TABLE




                                             Annual Compensation           Long-Term Compensation
                                                                              Awards            Payouts

                                                             Other                                          All
                                                             Annual    Restricted                          Other
              Name and                                       Compen-      Stock      Options/    LTIP     Compen-
             Principal                 Salary      Bonus    sation       Awards        SARs     Payouts    sation
             Position          Year     ($)(1)      ($)       ($)          ($)          (#)       ($)      ($)(2)

       E. Hite Miller, Sr.     1994    155,000      -0-       -0-          -0-         -0-        -0-       6,750
         Chairman and
         Chief Executive       1993    140,000      -0-       -0-          -0-         -0-        -0-       6,356
         Officer (3)
                               1992     97,682      -0-       -0-          -0-         -0-        -0-       2,930


       Jim B. Apple            1994    135,000      -0-       -0-          -0-         -0-        -0-       6,191
         President and
         Chief Operating       1993     69,038      -0-       -0-          -0-         -0-        -0-       2,130
         Officer (4)
                               1992       -          -         -            -           -          -          -

       Jay C. Case             1994    130,000      -0-       -0-          -0-         -0-        -0-       5,906
         Senior Vice
         President and         1993    120,555      -0-       -0-          -0-         -0-        -0-       5,479
         Chief Financial
         Officer               1992    115,760      -0-       -0-          -0-         -0-        -0-       3,473

     ____________________________________________________

     (1) Includes amounts deferred at the election of each named executive officer pursuant to the Bank's Section 401(k) salary deferral plan.

     (2) Consists entirely of the Bank's contributions on behalf of each named executive officer to the Bank's Section 401(k) salary deferral plan.



     (3) Mr. Miller is employed by the Bank pursuant to an employment agreement, which provides that his salary will be increased annually by a percentage not less than the average percentage of increases granted to other officers of the Bank.

     (4) Mr. Apple first became employed by the Bank on April 27, 1993, as an Executive Vice President. He was promoted to President on April 27, 1994.

                                Pension Plan

      The following table shows the estimated benefits payable to a covered participant at normal retirement age under the Bank's qualified defined benefit pension plan (the "Pension Plan") based on various specified numbers of years of service and various levels of covered compensation.

                                                       Years of Service
           Final
          Average         15 Years     20 Years    25 Years     30 Years     35 Years     40 Years     45 Years
        Compensation
         $  50,000          11,348       15,130      18,913       22,696       26,478       29,478        29,478
            75,000          18,285       24,380      30,476       36,571       42,666       47,166        47,166

           100,000          25,223       33,630      42,038       50,446       58,853       64,853        64,853

           125,000          32,160       44,880      53,601       64,321       75,041       82,541        82,541
           150,000          39,098       52,130      65,163       78,196       91,228      100,228       100,228

           175,000          46,035       61,380      76,726       92,071      107,416      117,916       117,916

           200,000          52,973       70,630      88,288      105,946      120,000      120,000       120,000
           225,000          59,910       79,880      99,851      119,821      120,000      120,000       120,000


              Benefits shown in the table are computed as straight life annuities beginning at age 65 and are not subject to a deduction
for Social Security benefits or any other offset amount.   A
participant's compensation covered by the Bank's pension plan is his or her base salary (including amounts deferred pursuant to the Bank's
Section 401(k) salary deferral plan), and the participant's benefits are based on "final average compensation" which is the participant's highest average annual covered compensation for any five consecutive years during the last ten complete calendar years as a plan participant. The estimated years of service and "final average compensation", respectively, as of January 1, 1995, for each of the named executive officers are as follows: Mr. Miller - 47 years and
$112,342;   Mr. Apple - 2 years and $135,000;   Mr. Case - 20 years and
$116,308. The estimated benefits in the table above reflect the $120,000 limit on benefits permitted by tax laws for a participant retiring in 1995. For 1995, the limit on compensation that can be included in calculating benefits is $150,000; however, compensation in excess of $150,000 is reflected in the estimated annual benefits shown in the table above.

                               Performance Graph

      The following line graph compares the cumulative total shareholder return on Bancorp's common stock ("CTSR") during the previous five fiscal years, with the CTSR over the same measurement
period in the Nasdaq-U.S. index and  the  Nasdaq Banks  index.    Each
line graph assumes $100 invested on January 1, 1990, and that dividends are reinvested in additional shares. However, since Bancorp
has not paid dividends on its  common stock during the previous   five
years, there is no dividend reinvestment to take into consideration as part of Bancorp's cumulative total shareholder return.

       Comparison of Five-Year Cumulative Total Shareholder Return among
            First Citizens Bancorporation of South Carolina, Inc.,
                      Nasdaq Banks and Nasdaq-US Indices



(Comparison of Five-Year Graph appears here--plot points are listed in the table below)

                Year   + Bancorp    [] Nasdaq Banks  * Nasdaq-US

                1989      100            100           100
                1990       87             73            85

                1991      113            120           136

                1992      148            175           159
                1993      178            199           181

                1994      196            199           177

                         Transactions with Management

      Certain directors and executive officers of Bancorp and the Bank and their associates were customers of and had transactions with the Bank in the ordinary course of the Bank's business during 1994. All outstanding loans and commitments included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with others and, in the opinion of the Bank, did not involve more than a normal risk of collectibility or present other unfavorable features.

      Certain specific relationships or transactions are described above under the caption "Compensation Committee Interlocks and Insider
Participation" and in footnote (4) to the table listing directors under the caption "PROPOSAL 2: ELECTION OF DIRECTORS".

      During 1994, the Bank reimbursed First-Citizens Bank & Trust Company, Raleigh, North Carolina ("FCB/NC"), $6,842 per month for the management services of Frank B. Holding (who does not receive any
compensation directly from Bancorp or  the Bank).   Mr. Holding  is Vice
Chairman of the Board of Bancorp and the Bank and also serves as Executive Vice Chairman of the Board of FCB/NC and its holding
company, First  Citizens BancShares, Inc.   It  is expected  that such
reimbursement arrangement will continue in 1995 under substantially the same terms as applied during 1994; however, the amount of the Bank's reimbursement to FCB/NC has been increased to $7,185 per month for 1995.

      On December 29, 1984, Twin States Financial Corporation ("TSFC"), an affiliate of Frank B. Holding, was merged into Bancorp. In connection with the merger, Bancorp acquired a loan to a former subsidiary of TSFC, Twin States Farming, Inc. ("TSF"), of which Mr. Holding is President and of which he and his immediate family own
approximately  94%  of  its  outstanding securities.   As of January 1,
1994, TSF owed Bancorp $81,884 under a purchase money installment note due December 1994, bearing 9% interest per annum and secured by real estate constituting a substantial portion of the assets of TSF. The note was paid in full during 1994.


                            INDEPENDENT ACCOUNTANTS

      The certified public accounting firm of Price Waterhouse has been selected by the Audit Committee to serve as Bancorp's independent public accountants for 1995.

      One or more representatives of Price Waterhouse are expected to be present at the Annual Meeting of Shareholders and available to respond to appropriate questions, and will have the opportunity to make a statement if they so desire.

                       AVAILABILITY OF OTHER INFORMATION

      Bancorp annually files  with the Securities  and Exchange
Commission  an Annual Report on Form 10-K.  UPON WRITTEN REQUEST,
BANCORP WILL PROVIDE A COPY OF ITS MOST RECENTLY FILED FORM 10-K, INCLUDING FINANCIAL STATEMENTS AND FINANCIAL SCHEDULES, WITHOUT CHARGE TO ANY SHAREHOLDER ELIGIBLE TO VOTE AT THE ANNUAL MEETING. SUCH
REQUESTS SHOULD BE DIRECTED TO E. W. WELLS, SECRETARY, FIRST CITIZENS BANCORPORATION OF SOUTH CAROLINA, INC., POST OFFICE BOX 29,
COLUMBIA, SOUTH CAROLINA  29202.

                             SHAREHOLDER PROPOSALS

      Shareholder proposals intended to be presented at the 1996 Annual Meeting must be received at Bancorp's principal executive office in Columbia, South Carolina, by November 30, 1995, in order to be
included  in the proxy materials for such  Annual Meeting.   It is
anticipated  that the 1996  Annual Meeting will be held during April
1996.


                                 OTHER MATTERS

      Management knows  of  no other  matters to  be presented  at the
Annual Meeting.    Should other  matters  properly come  before  the
meeting, or any adjournments thereof, proxyholders named in the enclosed proxy will be authorized to vote the shares represented by them in accordance with their best judgment pursuant to the discretionary authority included in the proxy.

      YOU ARE URGED TO SIGN AND RETURN YOUR PROXY IN THE ENCLOSED SELF- ADDRESSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.


                                    By Order of the Board of Directors




                                    E. W. Wells, Secretary





March 24, 1995

******************************************************************************
                       APPENDIX





           FIRST CITIZENS BANCORPORATION OF SOUTH CAROLINA, INC.
                            1230 Main Street
                          Post Office Box 29
                    Columbia, South Carolina  29202


       PROXY SOLICITED BY BOARD OF DIRECTORS


     The  undersigned hereby appoints E. Hite Miller, Sr., Jim B. Apple and
E. W. Wells, or any of them, attorneys and proxies, with power of substitution, to vote all outstanding stock of First Citizens Bancorporation of South Carolina, Inc. ("Bancorp") held of record by the undersigned on March 10, 1995, at the Annual Meeting of Shareholders of Bancorp to be held in the Board Room on the third floor of the First Citizens Banking Center of First-Citizens Bank and Trust Company of South Carolina, at the corner of Washington and Park Streets, Columbia, South Carolina at 2:00 p.m. on April 26, 1995, or at any adjournments thereof.

     The undersigned hereby directs that shares represented by this proxy be voted as follows:

1.   FIXING  THE NUMBER  OF  DIRECTORS:   Proposal  to  set the  number  of
     directors to be elected at 26.
          [ ] FOR                      [ ] AGAINST              [ ] ABSTAIN

2.   ELECTION OF DIRECTORS:
          [ ] FOR all nominees listed below   [ ] WITHHOLD AUTHORITY to vote for
              (except as indicated otherwise)     for all nominees listed below.


     Nominees:    J. B.  Apple;  R. W.  Blackmon;  G. H.  Broadrick;  T. E.
Brogdon; W. M. Faulkner, Jr.; L. W. Floyd; C. S. Haltiwanger; W. E. Hancock, III; T. J. Harrelson; R. B. Haynes; W. E. Haynes; A. R. Heyward, II; C. P. Holding; F. B. Holding; D. H. Jordan; T. W. Lane; R. A. McCoy, Jr.; E. H. Miller, Sr.; N. W. Morrisette, Jr.; E. P. Palmer; J. W. Pitts, Sr.; B. L. Plyler; L. H. Rowell; W. E. Sellars; H. F. Sherrill; and
J. A. Stanley (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided.)


3. OTHER BUSINESS: The persons named herein as attorneys and proxies are authorized to vote the shares represented by this proxy according to their best judgment on such other matters as may properly come before the meeting.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED ABOVE. IN THE ABSENCE OF ANY DIRECTION, THE PROXYHOLDERS WILL VOTE THIS PROXY "FOR" PROPOSAL 1 AND "FOR" THE ELECTION OF ALL THE NOMINEES LISTED IN PROPOSAL 2 ABOVE BY CASTING AN EQUAL NUMBER OF VOTES FOR EACH SUCH NOMINEE. IF, AT OR BEFORE THE TIME OF THE MEETING, ANY OF THE NOMINEES LISTED IN PROPOSAL 2 HAVE BECOME UNAVAILABLE FOR ANY REASON, THE PROXYHOLDERS HAVE THE DISCRETION TO VOTE FOR A SUBSTITUTE NOMINEE OR NOMINEES. IF CUMULATIVE VOTING IS FOLLOWED IN THE ELECTION OF DIRECTORS, THE PROXYHOLDERS MAY, IN THEIR DISCRETION, VOTE THE SHARES TO WHICH SUCH PROXY RELATES ON A BASIS OTHER THAN EQUALLY FOR EACH OF THE NOMINEES NAMED ABOVE AND FOR LESS THAN ALL SUCH NOMINEES, BUT IN SUCH EVENT, THE PROXYHOLDERS WILL CAST SUCH VOTES IN A MANNER WHICH WOULD TEND TO ELECT THE GREATEST NUMBER OF SUCH NOMINEES (OR ANY SUBSTITUTES THEREFOR) AS THE NUMBER OF VOTES CAST BY THEM WOULD PERMIT.

     Please date and sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator,  trustee or  guardian, please  give full  title as such. If a corporation, please sign full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated       ,   1995              ______________________________________(SEAL)
                                       (Signature)

                                  ______________________________________(SEAL)
                                       (Signature if held jointly)


                                  NUMBER OF SHARES:

                                  Common
                                  Series A $50 Par Preferred
                                  Series B $50 Par Preferred
                                  Series C $20 Par Preferred
                                  Series F $50 Par Preferred
                                  Series G  No-Par Preferred


PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE